Exhibit 10.2

EXECUTION COPY

SECURITY AGREEMENT

dated as of

May 10, 2011

among

SHEA HOMES LIMITED PARTNERSHIP,

SHEA HOMES FUNDING CORP.,

THE GUARANTORS IDENTIFIED HEREIN,

CREDIT SUISSE AG,

as Administrative Agent

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Agent

Reference is made to the Intercreditor Agreement (as defined in this Agreement). Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the terms of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.

TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 1.01. Defined Terms	1
SECTION 1.02. Other Defined Terms	1

ARTICLE II

Reserved.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge	8
SECTION 3.02. Delivery of the Pledged Collateral	10
SECTION 3.03. Representations, Warranties and Covenants	10
SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests	11
SECTION 3.05. Registration in Nominee Name; Denominations	12
SECTION 3.06. Voting Rights; Dividends and Interest	12

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest	14
SECTION 4.02. Representations and Warranties	17
SECTION 4.03. Covenants	19
SECTION 4.04. Other Actions	22
SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral	25

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default	26
SECTION 5.02. Application of Proceeds	28
SECTION 5.03. Grant of License to Use Intellectual Property	29
SECTION 5.04. Securities Act	30

Schedules

Schedule I	Guarantors
Schedule II	Pledged Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Perfection Certificate

SECURITY AGREEMENT dated as of May 10, 2011 (this “Agreement”), among Shea Homes Limited Partnership, Shea Homes Funding Corp., the Guarantors from time to time party hereto, Credit Suisse AG, as Administrative Agent under the LC Facility Agreement and Wells Fargo Bank, National Association, as Collateral Agent.

Reference is made to (i) the Indenture dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among Shea Homes Limited Partnership, a California limited partnership (the “Company”), Shea Homes Funding Corp., a Delaware corporation (the “Corporate Issuer” and, together with the Company, the “Issuers”), the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, (ii) the Letter of Credit Facility Agreement dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “LC Facility Agreement”) among the Company, the Corporate Issuer, the guarantors party thereto, Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and issuing bank and the participants from time to time party thereto and (iii) the Intercreditor Agreement dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Administrative Agent, the Collateral Agent, the Company, the Corporate Issuer, the Trustee and the other parties party thereto. As an inducement to the Holders to purchase Notes from the Issuers, and the Issuing Bank and Participants to extend credit to the Issuers, the Restricted Subsidiaries and their respective joint ventures, the Issuers and the Guarantors have agreed to enter into this Agreement to grant the Collateral Agent (for the benefit of the Secured Parties) a lien on the Collateral (as defined below). Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning specified in the Intercreditor Agreement and, if not defined therein, then in the Indenture or the LC Facility Agreement, as applicable, as in effect on the date hereof. Terms defined here by reference to the Intercreditor Agreement, the Indenture or the LC Facility Agreement have the meanings set forth in such documents, as in effect on the date hereof. Each term defined in the New York UCC and not defined in this Agreement shall have the meaning specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Indenture and Section 1.02 of the LC Facility Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Administrative Agent” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Applicable Authorized Representative” shall have the meaning assigned to such term in the Intercreditor.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required to close by law.

“Claiming Party” has the meaning assigned to such term in Section 6.02.

“Collateral” means Article 9 Collateral and Pledged Collateral and, where the context requires, any assets of any Credit Party upon which a Lien is granted pursuant to any other Security Document to secure any Obligations.

“Collateral Accounts” shall mean the Controlled Deposit Accounts and the Controlled Securities Accounts.

“Collateral Agent” shall mean Wells Fargo Bank, National Association, in its capacity as collateral agent as appointed hereunder and under the Intercreditor Agreement, and its successors and permitted assigns in such capacity.

“Commercial Tort Action” shall mean any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the Grantors, that is commenced by a Grantor in which such Grantor seeks damages arising out of commercial torts committed against it that would reasonably be expected to result in a damage award to it exceeding $500,000.

“Company” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Contributing Party” has the meaning assigned to such term in Section 6.02.

“Control” has the following meanings:

(a) when used with respect to any Security or Security Entitlement, the meaning specified in New York UCC Section 8-106; and

(b) when used with respect to any Deposit Account, that the Collateral Agent shall have met one of the requirements for control specified in New York UCC Section 9-104.

“Controlled Deposit Account” means a Deposit Account of a Grantor (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank’s “customer” (as defined in New York UCC Section 4-104).

“Controlled Securities Account” means a Securities Account of a Grantor that is maintained in the name of such Grantor at an office of a Securities Intermediary located in the United States and, together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Grantor, the Collateral Agent and such securities intermediary.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any third party any right now or hereafter under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, or that a third party now or hereafter otherwise has the right to license and all rights of such Grantor under any such agreement.

“Copyrights” means, with respect to any Person, all the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any similar office in any other country), including, in the case of clauses (a) and (b), those listed on Schedule III.

“Corporate Issuer” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Credit Party” means, the Company, the Corporate Issuer and the Guarantors.

“Deposit Account Control Agreement” means, with respect to any Deposit Account of any Grantor, an agreement in form and substance reasonably satisfactory to the Administrative Agent and the Applicable Authorized Representative and such Grantor among such Grantor, the Collateral Agent and the relevant Depositary Bank establishing the Collateral Agent’s Control with respect to such Deposit Account.

“Depositary Bank” shall mean a bank at which a Controlled Deposit Account is maintained.

“Event of Default” shall mean an “Event of Default” as defined in the Intercreditor Agreement which is continuing.

“Excluded Accounts” has the meaning assigned to such term in Section 4.01(a).

“Excluded Collateral” has the meaning assigned to such term in Section 3.01(b).

“Excluded Property” has the meaning assigned to such term in Section 4.01(a).

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” shall mean “General Intangibles” as defined in the New York UCC and shall include Intellectual Property.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Grantors” means the Company, the Corporate Issuer and the Guarantors.

“Guarantors” means the Persons set forth on Schedule I hereto and each other Person that becomes a Guarantor pursuant to the Indenture or the LC Facility Agreement after the Issue Date.

“Indenture” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intercompany Note” has the meaning assigned to such term in Section 3.02(b).

“Intercreditor Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Issue Date” has the meaning assigned to such term in the Indenture.

“Issuers” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“LC Facility Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“LC Facility Documents” means (a) the LC Facility Agreement, this Agreement, the Security Documents (as defined in the LC Facility Agreement), the Intercreditor Agreement, the Real Property Collateral Management Agreement and any other document designated by the Administrative Agent as an LC Facility Document and (b) any other related document or instrument executed and delivered pursuant to any LC Facility Document described in clause (a) evidencing or governing any LC Facility Obligations thereunder.

“LC Facility Obligations” means (a)(i) the due and punctual payment by the Credit Parties of (1) each payment required to be made by the Credit Parties or joint ventures under the LC Facility Agreement in respect of any Letter of Credit, when and as due (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (2) all other monetary obligations of the Credit Parties to any of the Secured Parties under the LC Facility Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (ii) the due and punctual performance of all other obligations of the Credit Parties under or pursuant to the LC Facility Documents, and (iii) the due and punctual payment and performance of all the obligations of each other Credit Party under or pursuant to the LC Facility Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) or (b) any one or more refinancings of the then outstanding LC Facility Obligations, provided that all commitments under the predecessor letter of credit facility have been terminated, the Participants have no further obligation to issue or extend letters of credit and all outstanding letters of credit have been cash collateralized or other arrangements reasonably satisfactory to the issuing bank or applicable Participant shall have been made with respect thereto.

“Letter of Credit” shall mean a “Letter of Credit” issued under, and as defined in, the LC Facility Agreement.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Note Documents” means (a) the Notes, the Indenture, this Agreement, the Security Documents (as defined in the Indenture), the Intercreditor Agreement, the Real Property Collateral Management Agreement and (b) any other related document or instrument executed and delivered pursuant to any Note Document described in clause (a) evidencing or governing any Notes Obligations thereunder.

“Notes Obligations” means (a) the due and punctual payment by the Issuers of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of either Issuer to any of the Secured Parties under the Indenture and each of the other Note Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Issuers to any of the Secured Parties under or pursuant to the Indenture and each of the other Note Documents, and (c) the due and punctual payment and performance of all the obligations of each other Grantor to any of the Secured Parties under or pursuant to this Agreement and each of the other Note Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Obligations” means, collectively, the LC Facility Obligations and the Notes Obligations.

“Parallel Obligations” means the independent obligations of any of the Credit Parties arising pursuant to the Intercreditor Agreement to pay to the Collateral Agent sums equal to the sums owed by such Credit Party to the Secured Parties (or any of them) under the Note Documents or the LC Facility Documents.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor now or hereafter otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means with respect to any Person all the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the chief financial officer and the chief legal officer of the Issuers.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01(a).

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01(a).

“Pledged Equity Interests” has the meaning assigned to such term in Section 3.01(a).

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Real Property Collateral Management Agreement” means the Real Property Collateral Management Agreement dated as of May 10, 2011, among the Issuers and the Collateral Agent.

“Secured Parties” means (a) the Holders, (b) the Participants, (c) the Administrative Agent, (d) the Issuing Bank, (e) the Collateral Agent, (f) the Trustee, (g) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Note Document or LC Facility Document and (h) the successors and assigns of each of the foregoing.

“Securities Account Control Agreement” means, when used with respect to a Securities Account of a Grantor, an agreement in form and substance reasonably satisfactory to the Administrative Agent and the Applicable Authorized Representative and such Grantor among the relevant securities intermediary, such Grantor and the Collateral Agent establishing the Collateral Agent’s Control with respect to such Securities Account.

“Security Documents” shall mean, this Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or otherwise executed and delivered to secure the Obligations.

“Security Interest” has the meaning assigned to such term in Section 4.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party or that a third party now or hereafter otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Trademarks” means, with respect to any Person, all the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Reserved.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all such Grantor’s right, title and interest in, to and under (i)(x) the shares of capital stock and other Equity Interests owned by it including those listed on Schedule II, (y) any other Equity Interests obtained in the future by such Grantor and (z) the certificates representing all such Equity Interests (collectively, the “Pledged Equity Interests”); (ii)(x) the debt securities owned by it, including those listed opposite the name of such Grantor on Schedule II, (y) any debt securities in the future issued to such Grantor and (z) the promissory notes and any other instruments evidencing all such debt securities (the “Pledged Debt Securities”); (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01(a); (iv) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other

Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above; (v) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”)

(b) Notwithstanding the foregoing, the capital stock and securities of any Guarantor will constitute Pledged Collateral (or Article 9 Collateral, as the case may be) with respect to the Notes only to the extent that the securing of the Notes Obligations with such capital stock and securities would not require such Guarantor to file separate financial statements with the SEC under Rule 3-16 of Regulation S-X under the Securities Act. Subject to 3.01(d), in the event that Rule 3-16 of Regulation S-X under the Securities Act requires or is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation that would require) the filing with the SEC of separate financial statements of any Guarantor due to the fact that such Guarantor’s capital stock and securities secure the Notes Obligations, then the capital stock and securities of such Guarantor shall automatically be deemed not to be part of the Pledged Collateral and, to the extent previously delivered to the Collateral Agent, the certificates evidencing all such capital stock and securities shall be returned to such Guarantor (but only to the extent necessary for such Guarantor to not be subject to such requirement to provide separate financial statements) and such excluded portion of the capital stock and securities is referred to as the “Excluded Stock Collateral”. In such event, the Security Documents may be amended, modified or supplemented, without the consent of any Secured Party, to the extent necessary to release the security interests on the Excluded Stock Collateral. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation that would permit) any Guarantor’s Excluded Stock Collateral to secure the Notes Obligations in excess of the amount then pledged without the filing with the SEC of separate financial statements of such Guarantor, then the capital stock and securities of such Guarantor shall automatically be deemed to be a part of the Pledged Collateral (but only to the extent possible without such Guarantor becoming subject to any such filing requirement). In such event, the Security Documents may be amended or modified, without the consent of any Secured Party, to the extent necessary to subject to the Liens under the Security Documents such additional capital stock and securities.

(c) In addition, Pledged Collateral shall not include (and no security interest shall be granted in) (1) the Equity Interests in Partners Insurance Company, a Hawaii corporation and (2) any right, title or interest in or under any capital stock or other Equity Interests in any Persons that are bona fide joint ventures with third parties to the extent, but only to the extent, that such a grant is expressly prohibited by the organizational documents governing such Person.

(d) Notwithstanding the foregoing, unless and until the Discharge of LC Facility Obligations has occurred, any Pledged Collateral (or Article 9 Collateral, as the case may be) that would otherwise become Excluded Stock Collateral pursuant to Section 3.01(b) shall remain Pledged Collateral (or Article 9 Collateral, as the case may be) granted hereunder to secure the LC Facility Obligations.

SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

(b) Each Grantor will (i) cause any Indebtedness that is owing to any Credit Party by another Credit Party to be evidenced by an intercompany note (the “Intercompany Note”) and (ii) in respect of any Indebtedness for borrowed money owed to such Grantor by any Person that is evidenced by a promissory note, pledge and deliver such promissory note to the Collateral Agent pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, (i) any certificated Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof, provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth, as of the date hereof, the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder on the date hereof;

(b) the Pledged Equity Interests and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable (except for such assessments and capital contributions as are required in connection with the organizational documents of any Person that is not a wholly owned Subsidiary and whose Equity Interests constitute Pledged Equity Interests) and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof; provided that, with respect to bona fide joint ventures with third parties, the representations made in this paragraph (b) must only be true and correct to the extent the Grantors have knowledge thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor except to the extent such Grantor ceases to own such Pledged Securities as a result of disposition or other transfer made in compliance with the Indenture and the LC Facility Agreement, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Liens and transfers made in compliance with the Indenture and the LC Facility Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Liens and transfers made in compliance with the Indenture and the LC Facility Agreement and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and Permitted Liens), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Note Documents and the LC Facility Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law or other organizational document provisions or contractual restriction of any nature that might reasonably be expected to prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations, prior to all other liens and security interests created and perfected by a method other than by control under Article 9 of the New York UCC; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor agrees that interests in any wholly owned limited liability company or limited partnership owned by such Grantor and pledged hereunder shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC. Each Grantor acknowledges and agrees that (i) to the extent each interest in any non-wholly owned limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder is a “security” within the meaning of Article 8 of the New York UCC and is governed by Article 8 of the New York UCC, such interest shall be certificated and (ii) each such interest shall at all times hereafter continue to be such a security and represented by such certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any non-wholly owned limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the New York UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC, nor shall such interest be represented by a certificate, unless such Grantor provides prior written notification to the Collateral Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities (i) in its own name as pledgee, (ii) the name of its nominee (as pledgee or as sub-agent) or (iii) the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent; provided that, in the case of clause (ii), an Event of Default has occurred and is continuing. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Note Documents and the LC Facility Documents, provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Note Documents and the LC Facility Documents or the ability of the Secured Parties to exercise the same;

(ii) the Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above;

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Note Documents and the LC Facility Documents and applicable laws, provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Issuers have delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by requisite party pursuant to the Intercreditor Agreement, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s right to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title and interest in and to any and all the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) Letter-of-Credit rights;

(xi) Commercial Tort Claims (as described in the Perfection Certificate or a document provided pursuant to Section 4.04(f));

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all Proceeds and products of any and all the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that the Article 9 Collateral shall not include the following (collectively, the “Excluded Property”):

(A) personal property where the cost of obtaining a security interest or perfection thereof exceeds its benefits (as reasonably determined by the Company’s Governing Body in a resolution delivered to the Collateral Agent);

(B) assets, with respect to which any applicable law or the terms of any applicable contract prohibits the creation or perfection of security interests therein or that otherwise results in a default, waiver or termination of rights or privileges arising under such law or contract (other than to the extent that any such law or contract term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such prohibition shall be remedied and, to the extent severable, shall attach immediately to any portion of any such contract that does not result in any such prohibition, including any Proceeds of any such contract;

(C) all Trademarks and other Intellectual Property bearing the name “Shea” or a variant thereof; provided that (x) the Collateral Agent, the Administrative Agent and the Applicable Authorized Representative (for the benefit of the Secured Parties) shall have a non-exclusive License to use such Intellectual Property in connection with the exercise of remedies upon a Default or Event of Default and (y) the Grantors hereby grant to the Collateral Agent, the Administrative Agent and the Applicable Authorized Representative (for the benefit of the Secured Parties) such a License for such use in any such event;

(D) any trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent-to-use” such trademark to the extent that granting a Security Interest in such trademark application prior to such filing would adversely affect the enforceability or validity or result in the voiding of such trademark application, unless and until acceptable evidence of use of the trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), whereupon such trademark application will, without any further action taken on the part of such Grantor or the Collateral Agent, be deemed to constitute Collateral;

(E) cash collateral supporting (i) deductible, retention and other obligations to insurance carriers, (ii) reimbursement claims in respect of letters of credit and surety providers, (iii) contingent claims arising in respect of community facility district, metro-district, mello-roos, subdivision improvement and similar obligations arising in the ordinary course of business of a homebuilder and (iv) cash management services;

(F) equity interests in joint ventures with respect to which the agreements governing such joint ventures prohibit the creation or perfection of security interests in such equity interests;

(G) any leasehold interests in real property;

(H) any real property in a community under development with a dollar amount of investment as of the most recent quarter end (as determined in accordance with GAAP) of less than $2,000,000 or with less than 10 lots remaining unsold;

(I) vehicles covered by a certificate of title; and

(J) (i) any Deposit Account or Securities Account that is established solely for the purpose of funding payroll, benefits, trust or other compensation benefits to employees and (ii) any other Deposit Account and Securities Account the aggregate balance in which does not exceed $2,000,000 for all such excluded accounts at any one time outstanding (the accounts described in clauses (i) and (ii), collectively the “Excluded Accounts”).

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to promptly provide such information to the Collateral Agent.

Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest and the security interest granted pursuant to Article III are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)(i) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Issue Date; (ii) the Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Issuers to the Collateral Agent after the Issue Date in the case of filings, recordings or registrations required by Section 4.22 of the Indenture and Section 5.05 of the LC Facility Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of amended financing statements or continuation statements; (iii) each Grantor represents and warrants that a fully executed agreement in the form hereof (or a fully executed short form agreement (A) in the case of Trademarks and Copyrights, in form and substance substantially similar to the short form agreements delivered on the Issue Date or (B) in the case of Patents, in form and substance reasonably satisfactory to the Collateral Agent), and containing a description of all Article 9 Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights has been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected first-priority security interest in all Article 9 Collateral (subject only to Permitted Liens) in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a first-priority security interest that shall be perfected in all Article 9 Collateral (subject only to Permitted Liens) in which a security interest may be perfected upon the receipt and recording of this Agreement or the Short Form Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Liens that have priority as a matter of law and Permitted Liens expressly permitted to be prior to the Security Interest pursuant to the Indenture, the LC Facility Agreement and the other Security Documents.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

SECTION 4.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) corporate name, (ii) the location of its chief executive office, its principal place of business or its principal accounting office, (iii) its identity or type of organization or corporate structure, (iv) its Federal Taxpayer Identification Number or organizational identification number or (v) its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made (or provisions reasonably satisfactory to the Administrative Agent or Applicable Authorized Representative to make such filings prior to the lapse of the perfected security interest granted herein shall have been made) under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest, having the priority required by this Agreement, in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if (i) any material portion of the Article 9 Collateral owned or held by such Grantor is damaged, destroyed, or subject to condemnation and (ii) such Article 9 Collateral is material to the business of the Company and the Subsidiary Guarantors as a whole.

(b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 4.19(a) of the Indenture and Section 5.01 of the LC Facility Agreement, the Issuers shall deliver to the Collateral Agent a certificate executed by the chief financial officer and the chief legal officer of the Issuers (i) setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.03(c) and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings recordings or registrations, including all refilings, rerecordings and registrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 4.03 to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.03(c) shall identify in the format of Schedule III all registered Intellectual Property and applications for registration (other than any Intellectual Property that is Excluded Property) of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

(c) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 4.08 of the Indenture and Section 6.05 of the LC Facility Agreement.

(d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to identify specifically any asset or item that may constitute Copyrights, exclusive Licenses, Patents or Trademarks, provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

(e) Upon the occurrence of an Event of Default, the Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third party, by contacting Account Debtors or the third party possessing such Article 9 Collateral for the purpose of making such a verification; provided that, in the event such Event of Default has been cured in accordance with the LC Facility Agreement or the Indenture, as applicable, (i) the Company shall notify the Collateral Agent of the date of such cure and (ii) the Collateral Agent may only exercise the rights provided in this paragraph (e) for a period of 90 days following such cure. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(f) At its option following the occurrence and during the continuance of an Event of Default, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 4.08 of the Indenture and Section 6.05 of the LC Facility Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture, the LC Facility Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization, provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the Note Documents or in the LC Facility Documents.

(g) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be documented or filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(h) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(i) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Indenture and the LC Facility Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Note Documents or the LC Facility Documents.

(j) Upon the occurrence and continuance of an Event of Default, none of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(k) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

(l) Each Grantor shall maintain, in a manner consistent with the practices of similarly situated companies engaged in the same or similar line of business, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

(m) As promptly as practicable, and in any event within 30 days, after the Issue Date, the Company and each other Credit Party will deliver all Securities Account Control Agreements that would otherwise have been required to be delivered on the Issue Date.

SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper, such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Deposit Accounts. For each Deposit Account that any Grantor at any time opens or maintains, such Grantor shall, either (i) cause the depositary bank to agree to comply with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor or any other Person, pursuant to an agreement reasonably satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to such Deposit Account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor unless an Event of Default has occurred and is continuing or, after giving effect to any withdrawal would occur. The provisions of this paragraph shall not apply to (A) any Deposit Account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein, (B) Deposit Accounts for which the Collateral Agent is the depositary, (C) segregated Deposit Accounts holding exclusively cash collateral constituting Excluded Property and (D) Excluded Accounts.

(c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary in a Securities Account that is not an Excluded Account, such Grantor shall immediately notify the Collateral Agent thereof and, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause such securities intermediary or commodity intermediary, as the case may be, to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements or to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, as the case may be, in each case without further consent of any Grantor, such nominee, or any other Person, or (ii) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the

Collateral Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a securities account for which the Collateral Agent is the securities intermediary.

(d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and shall take such action necessary to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(f) Commercial Tort Claims. If any Grantor shall at any time undertake a Commercial Tort Action, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Collateral Agent in such writing a first-priority security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance as necessary to perfect the security interest in such Commercial Tort Action.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not do any act or omit do to any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act omitting to do any act) whereby any Patent material to the conduct of the businesses of a Grantor may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent that is material to the conduct of such Grantor’s business with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of such Grantor’s business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright that is material to the conduct of a Grantor’s business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright material to the conduct of its business, its right to register the same, or its right to keep and maintain the same.

(e) Contemporaneously with the delivery of quarterly financial statements to the Trustee pursuant to Section 4.19(a) of the Indenture and to the Administrative Agent pursuant to Section 5.01 of the LC Facility Agreement, each Grantor shall (i) notify the Collateral Agent of any application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and

Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof since the last such notification (or, in the case of the first quarter following the Issue Date, since the Issue Date), (ii) execute and deliver any and all agreements, instruments, documents and papers necessary to evidence the Collateral Agent’s first-priority security interest in such Patent, Trademark or Copyright and (iii) each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

(g) In the event that any Grantor has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

(h) Upon and during the continuance of an Event of Default, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License under which such Grantor is a licensee to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of tangible Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall, upon the occurrence and during the continuance of an Event of Default, have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free (if such agreement cannot be reasonably rescinded) to consummate such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral in accordance with the terms specified in Section 2.01(b) of the Intercreditor Agreement. In the event no Intercreditor Agreement is in effect at any time, the Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all agent’s fees and collateral management fees of the Collateral Agent and all fees, costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Note Document, any other LC Facility Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, all amounts payable in respect of Indemnified Liabilities (as defined in the Real Estate Collateral Management Agreement) to the extent such Indemnified Liabilities are matured, payable and owing to the Collateral Agent and its related Indemnified Parties (as defined in the Real Estate Collateral Management Agreement), the repayment of all advances made by the Collateral Agent hereunder, under any other Note Document or under any other LC Facility Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under any other Note Document or under any other LC Facility Document;

SECOND, to the payment in full of the LC Facility Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the LC Facility Obligations owed to them on the date of any such distribution);

THIRD, to the payment in full of the Notes Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Notes Obligations owed to them on the date of any such distribution); and

FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent is hereby authorized to establish and maintain as a blocked account under the sole dominion and control of the Collateral Agent, a restricted deposit account designated as “Shea Homes Collateral Account” into which the Collateral Agent may deposit proceeds of Collateral. All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of the Collateral Agent hereunder, as collateral security for the Obligations upon the terms and conditions set forth herein. Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein or in the Intercreditor Agreement, otherwise receive any funds deposited into the Collateral Account. Cash held by the Collateral Agent in the Collateral Account shall not be invested by the Collateral Agent but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement or in the Intercreditor Agreement. Subject to the Collateral Agent’s rights hereunder, any interest, if any, earned on deposits of cash in the Collateral Account shall be deposited directly in, and held in, the Collateral Account.

The Collateral Agent is hereby authorized to establish and maintain accounts at such banking institutions necessary or appropriate to receive and distribute proceeds in accordance with this Section 5.02, the Security Documents, the LC Facility Documents and the Notes Documents.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default, provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Issuers agree that (a) in the event a payment in respect of any obligation shall be made by any Guarantor under the Indenture or the LC Facility Agreement, the Issuers shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part any Obligation owed to any Secured Party, the Issuers shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Issuers as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.14, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall (subject to Section 6.03) be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Obligations. No failure on the part of the Issuers or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor, either of the Issuers or any other Subsidiary shall be fully subordinated to the payment in full in cash of the Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.03 of the Indenture and Section 9.01 of the LC Facility Agreement, as applicable. All communications and notices hereunder to any Guarantor shall be given to it in care of the Issuers as provided in Section 9.01 of the LC Facility Agreement or, if the LC Facility is no longer in effect, as provided in Section 13.03 of the Indenture.

SECTION 7.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent or Holder in exercising any right or power hereunder or under any other Note Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Holders and the Participants hereunder, under the other Note Documents and under the other LC Facility Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Sections 9.01 and 9.02 of the Indenture and Section 9.08 of the LC Facility Agreement.

SECTION 7.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its fees, expenses and other amounts owed to it under this Agreement, Sections 7 and 8 of the Real Property Collateral Management Agreement and Section 2.01(b) of the Intercreditor Agreement.

(b) Without limitation of its indemnification obligations under the other Note Documents and the other LC Facility Documents, each Grantor jointly and severally agrees to indemnify the Secured Parties against, and hold each Secured Party harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Secured Party, incurred by or asserted against any Secured Party by any third party or by any Grantor arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Secured Party is a party thereto, provided that such indemnity shall not, as to any Secured Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such Secured Party.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this

Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Note Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Note Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.03 shall be payable on written demand therefor.

SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in the Note Documents, the LC Facility Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, any other Note Document of any other LC Facility Document shall be considered to have been relied upon by the Holders’ and Participants and shall survive the execution and delivery of the Note Documents, the LC Facility Documents and the issuance of the Notes and Letters of Credit, regardless of any investigation made by any Holder of Participant or on their behalf and notwithstanding that the Collateral Agent or any Holder may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Notes are issued under the Indenture or any Letters of Credit are issued under the LC Facility Agreement, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid. This Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding.

SECTION 7.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Indenture or the LC Facility Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 7.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.08. Reserved.

SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, any other Note Document, any other LC Facility Document or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Grantors hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement, any other Note Document or any other LC Facility Document shall affect any right that the Collateral Agent or any Holder or Participant may otherwise have to bring any action or proceeding relating to this Agreement, any other Note Document or any other LC Facility Document against any Grantor or their respective properties in the courts of any jurisdiction.

(c) Each of the Grantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any other Note Document or any other LC Facility Document in any court referred to in paragraph (b) of this Section 7.09. Each of the Grantors hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement, any other Note Document or any other LC Facility Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER NOTE DOCUMENT, ANY OTHER LC FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 7.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Note Document, the LC Facility Agreement, any other LC Facility Document, any agreement with respect to any of the Obligations, or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Note Document, the LC Facility Agreement, any other LC Facility Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 7.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate when (i) all the Obligations have been paid in full or (ii) upon discharge of the Indenture or defeasance of the Notes as set forth in Article VIII of the Indenture and the LC Facility Obligations have been paid in full in cash or immediately available funds and the Participants have no further commitment to extend credit under the LC Facility Agreement and the LC Exposure has been reduced to zero (or cash-collateralized or supported by back-to-back letters of credit in form and substance and from an issuing bank reasonably satisfactory to the Issuing Bank and the Administrative Agent) and each Issuing Bank has no further obligations to issue Letters of Credit under the LC Facility Agreement.

(b) A Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor shall be automatically released when such Guarantor’s Guarantee is released in accordance with the terms of the Indenture and the LC Facility Agreement, which terms shall include, if applicable, the obtaining of the consent of the requisite Secured Parties as provided for in the Indenture and the LC Facility agreement.

(c) In connection with any disposition of Collateral to any Person other than the Company, the Corporate Issuer or any of the Restricted Subsidiaries (but excluding any transaction subject to Section 4.10 of the Indenture and Section 6.04 of the LC Facility Agreement where the recipient is required to become the obligor on the Notes or a Guarantee) that is permitted by the Indenture and the LC Facility Agreement, the security interest in such Collateral shall be automatically released.

(d) With the consent of the requisite Secured Parties in accordance with Section 9.02 of the Indenture and Section 9.08 of the LC Facility Agreement including consents obtained in connection with a tender offer or exchange offer for, or purchase of, Notes, the Security Interest in any Collateral, the release of which is the subject of such consents, shall be automatically released.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 7.13, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 7.14. Additional Guarantor. Pursuant to Section 4.22 of the Indenture and Section 5.05 of the LC Facility Agreement, each Person that becomes a Guarantor under the Indenture or LC Facility Agreement after the Issue Date is required to enter into this Agreement as a Grantor upon becoming such a Guarantor. Upon execution and delivery by the Collateral Agent and such a Guarantor of an instrument in the form of Exhibit I hereto, such Guarantor shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 7.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that, unless otherwise provided for herein, such power of attorney may only be exercised upon the occurrence of an Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

SECTION 7.16. Intercreditor Agreement Govern. Reference is made to the Intercreditor Agreement. Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the terms of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SHEA HOMES LIMITED PARTNERSHIP, a California limited partnership

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES FUNDING CORP., a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Chief Financial Officer and Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Vice President

[Signature Page to the Security Agreement]

GUARANTORS:

HIGHLANDS RANCH DEVELOPMENT CORPORATION, a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

MONTY GREEN HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

MOUNTAINBROOK VILLAGE COMPANY, an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SAND CREEK CATTLE COMPANY, a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SERENADE AT NATOMAS, LLC, a California limited liability company

By:	Shea Homes, Inc., a Delaware corporation, Its sole Member

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SEVILLE GOLF AND COUNTRY CLUB, LLC, an Arizona limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management Inc.,
a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA BREA DEVELOPMENT, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management Inc.,
a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA CAPITAL II, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management Inc., a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA COMMUNITIES MARKETING COMPANY, a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA FINANCIAL SERVICES, INC., a California corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES, INC., a Delaware corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES AT MONTAGE, LLC, a California limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA HOMES SOUTHWEST, INC., an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA HOMES VANTIS, LLC, a California limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA INSURANCE SERVICES, INC., a California corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA LA QUINTA LLC, a California limited liability company

By:	Shea Homes, Inc., a Delaware corporation, Its sole Member
	By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary
	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

SHEA NINTH AND COLORADO, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management Inc.,
a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA OTAY VILLAGE 11, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management Inc.,
a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA PROCTOR VALLEY, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management Inc.,
a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA PROPERTIES OF COLORADO, INC., a Colorado corporation

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

SHEA RIVERMARK VILLAGE, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management Inc.,
a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHEA TONNER HILLS, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management Inc.,
a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHEA VICTORIA GARDENS, LLC, a Florida limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere Title: Secretary
By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell Title: Treasurer

[Signature Page to the Security Agreement]

SH JUBILEE, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SH JUBILEE MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

SHI JV HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

SHLP JV HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

TOWER 104 GATHERING, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

TOWER 104 OIL, LLC, a Colorado limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership, Its Sole Member and Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

		By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

				By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

				By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

TRILOGY ANTIOCH, LLC, a California limited liability company

By:	SHEA CAPITAL II, LLC, a Delaware limited liability company, Its sole Member

	By:	Shea Homes Limited Partnership, a California limited partnership, Its Manager

		By:	J.F. Shea, L.P., a Delaware limited partnership, Its sole General Partner

			By:	JFS Management, L.P., a Delaware limited partnership, Its sole General Partner

				By:	J.F. Shea Construction Management, Inc., a California corporation, Its sole General Partner

					By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

					By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

UDC ADVISORY SERVICES, INC., an Illinois corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

UDC HOMES CONSTRUCTION, INC., an Arizona corporation

By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

VISTANCIA CONSTRUCTION, LLC, a Delaware limited liability company

By:	Shea Homes Southwest, Inc., an Arizona corporation, Its Manager

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

VISTANCIA MARKETING, LLC, a Delaware limited liability company

By:	Shea Homes Southwest, Inc., an Arizona corporation, Its Manager

	By:	/s/ James G. Shontere
Name: James G. Shontere
Title: Secretary

	By:	/s/ Robert R. O’Dell
Name: Robert R. O’Dell
Title: Treasurer

[Signature Page to the Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent,

by	/s/ Julius R. Zamora
	Name:	Julius R. Zamora
	Title:	Vice President

[Signature Page to Security Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by	/s/ BILL O’DALY
	Name:	BILL O’DALY
	Title:	DIRECTOR

by	/s/ Sanja Gazahi
	Name:	Sanja Gazahi
	Title:	Associate

[Signature Page to the Security Agreement]

Schedule I

GUARANTORS

Schedule II

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III

U.S. COPYRIGHTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no copyrights are owned. List in numerical order by Registration No.]

U.S. Copyright Registrations

Title	Reg. No.	Author

Pending U.S. Copyright Applications for Registration

Title	Author	Class	Date Filed

Non-U.S. Copyright Registrations

[List in alphabetical order by country/numerical order by Registration No. within each country]

Country	Title	Reg. No.	Author

Non-U.S. Pending Copyright Applications for Registration

[List in alphabetical order by country.]

Country	Title	Author	Class	Date Filed

EXCLUSIVE LICENSES

[Make a separate page of Schedule III for each Grantor, and state if any Grantor is not a party to a license/sublicense.]

I. Exclusive Licenses/Sublicensees of [Name of Grantor] as Licensor on Date Hereof

A. Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]

U.S. Copyrights

Licensee Name and Address	Date of License/ Sublicense	Title of U.S. Copyright	Author	Reg. No.

Non-U.S. Copyrights

Country	Licensee Name and Address	Date of License/ Sublicensee	Title of Non-U.S. Copyrights	Author	Reg. No.

B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]

U.S. Patents

Licensee Name and Address	Date of License/ Sublicense	Issue Date	Patent No.

2

U.S. Patent Applications

Licensee Name and address	Date of License/ Sublicense	Date Filed	Application No.

Non-U.S. Patents

Country	Licensee Name and Address	Date of License/ Sublicense	Issue Date	Non-U.S. Patent No.

Non-U.S. Patent Applications

Country	Licensee Name and Address	Date of License/ Sublicense	Date Filed	Application No.

C. Trademarks

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

U.S. Trademarks

Licensee Name and Address	Date of License/ Sublicense	U.S. Mark	Reg. Date	Reg. No.

3

U.S. Trademark Applications

Licensee Name and Address	Date of License/ Sublicense	U.S. Mark	Date Filed	Application No.

Non-U.S. Trademarks

Country	Licensee Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Reg. Date	Reg. No.

Non-U.S. Trademark Applications

Country	Licensee Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Date Filed	Application No.

D. Others

Licensee Name and Address	Date of License/ Sublicense	Subject Matter

4

II. Licensees/Sublicenses of [Name of Grantor] as Exclusive Licensee on Date Hereof

A. Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order, with Registration Nos. within each country in numerical order.]

U.S. Copyrights

Licensor Name and Address	Date of License/ Sublicense	Title of U.S. Copyright	Author	Reg. No.

Non-U.S. Copyrights

Country	Licensor Name and Address	Date of License/ Sublicensee	Title of Non-U.S. Copyrights	Author	Reg. No.

B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application nos. in alphabetical order by country with patent nos. within each country in numerical order.]

U.S. Patents

Licensor Name and Address	Date of License/ Sublicense	Issue Date	Patent No.

5

U.S. Patent Applications

Licensor Name and Address	Date of License/ Sublicense	Date Filed	Application No.

Non-U.S. Patents

Country	Licensor Name and Address	Date of License/ Sublicense	Issue Date	Non-U.S. Patent No.

Non-U.S. Patent Applications

Country	Licensor Name and Address	Date of License/ Sublicense	Date Filed	Application No.

C. Trademarks

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

U.S. Trademarks

Licensor Name and Address	Date of License/ Sublicense	U.S. Mark	Reg. Date	Reg. No.

6

U.S. Trademark Applications

Licensor Name and Address	Date of License/ Sublicense	U.S. Mark	Date Filed	Application No.

Non-U.S. Trademarks

Country	Licensor Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Reg. Date	Reg. No.

Non-U.S. Trademark Applications

Country	Licensor Name and Address	Date of License/ Sublicense	Non-U.S. Mark	Date Filed	Application No.

D. Others

Licensor Name and Address	Date of License/ Sublicense	Subject Matter

7

PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

U.S. Patent Registrations

Patent Numbers	Issue Date

U.S. Patent Applications

Patent Application No.	Filing Date

Non-U.S. Patent Registrations

[List in alphabetical order by country/numerical order by Patent No. within each country]

Country	Issue Date	Patent No.

Non-U.S. Patent Registrations

[List in alphabetical order by country/numerical order by Application No. within each country]

Country	Filing Date	Patent Application No.

8

TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application no.]

U.S. Trademark Registrations

Mark	Reg. Date	Reg. No.

U.S. Trademark Applications

Mark	Filing Date	Application No.

State Trademark Registrations

[List in alphabetical order by state/numerical order by trademark no. within each state]

State	Mark	Filing Date	Application No.

Non-U.S. Trademark Registrations

[List in alphabetical order by country/numerical order by trademark no. within each country]

Country	Mark	Reg. Date	Reg. No.

9

Non-U.S. Trademark Applications

[List in alphabetical order by country/numerical order by application no.]

Country	Mark	Application Date	Application No.

Trade Names

Country(s) Where Used	Trade Names

10

SCHEDULE IV

COMMERCIAL TORT CLAIMS

Exhibit I

SUPPLEMENT NO.      dated as of [    ] (this “Supplement”), to the Security Agreement dated as of May 10, 2011 (the “Security Agreement”), among Shea Homes Limited Partnership, a California limited partnership (the “Company”), Shea Homes Funding Corp., a Delaware corporation (the “Corporate Issuer”, and together with the Company, the “Issuers”), each Guarantor listed on Schedule I thereto (each such Guarantor individually a “Guarantor” and, collectively, the “Guarantors”; the Guarantors, the Company and the Corporate Issuer are referred to collectively herein as the “Grantors”), Credit Suisse AG as administrative agent under the LC Facility Agreement and Wells Fargo Bank, National Association, as Collateral Agent (in such capacity, the “Collateral Agent”).

A. Reference is made to (i) the Indenture dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, (ii) the Letter of Credit Facility Agreement dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “LC Facility Agreement”) among the Company, the Corporate Issuer, the guarantors party thereto, Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and issuing bank and the participants from time to time party thereto and (iii) the Intercreditor Agreement dated as of May 10, 2011 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Administrative Agent, the Collateral Agent, the Company, the Corporate Issuer, the Trustee and the other parties party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement, the Indenture, the LC Facility Agreement and the Security Agreement, as applicable.

C. The Grantors have entered into the Security Agreement in order to induce the Holders to purchase Notes from the Issuers and the Issuing Banks and Participants to extend credit to the Issuers, the Restricted Subsidiaries and their respective joint ventures. Section 4.22 of the Indenture and Section 5.05 of the LC Facility Agreement provide that additional Subsidiaries of the Company may become Guarantors under the Indenture and the LC Facility Agreement and may become party to the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Indenture and LC Facility Agreement to become a party to the Security Agreement as consideration for Notes previously purchased by the Issuers or extensions of credit to be granted pursuant the LC Facility Agreement.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 7.14 of the Security Agreement, the New Guarantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all the New Guarantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Guarantor. Each reference to a “Guarantor” or “Grantor” in the Security Agreement shall be deemed to include the New Guarantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Guarantor and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Guarantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of the New Guarantor, its jurisdiction of formation and the location of its chief executive office, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of the New Guarantor and (c) set forth on Schedule III attached hereto is a true and correct schedule of Intellectual Property consisting of Copyrights, Patents and Trademarks of the New Guarantor.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity,

2

legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement.

SECTION 9. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],

by

Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

[—], as Collateral Agent

by

Name:
Title:

3

Schedule I

to Supplement No.      to the

Security Agreement

NEW GUARANTOR INFORMATION

Name	Jurisdiction of Formation	Chief Executive Office

Schedule II

to Supplement No.      to the

Security Agreement

PLEDGED SECURITIES

Equity Interests

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Debt Securities

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III

to Supplement No.      to the

Security Agreement

INTELLECTUAL PROPERTY

EXHIBIT II

PERFECTION CERTIFICATE

[Delivered separately.]